EXECUTION VERSION
Joinder Agreement
THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of November 20, 2015, is among CATCHMARK SOUTHERN HOLDINGS II GP, LLC, a Delaware limited liability company (“Southern Holdings GP”), CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership (“Southern Timberlands LP”), CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC, a South Carolina limited liability company (“South Carolina LLC”; together with Southern Holdings GP and Southern Timberlands LP, each a “New Subsidiary” and collectively, the “New Subsidiaries”), CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P. (the “Borrower”), each of the other Loan Parties party hereto, and COBANK, ACB, as the Administrative Agent (the “Administrative Agent”) under that certain Fourth Amended and Restated Credit Agreement, dated as of December 23, 2014, among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the Administrative Agent, and the lenders party thereto from time to time (“Lenders”) (as amended, modified, extended or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement.
The Borrower is required by Subsection 7.1.9 of the Credit Agreement to cause each New Subsidiary to become a party to this Joinder Agreement. Each New Subsidiary will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Joinder Agreement. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lenders to continue to extend credit to the Borrower under the Credit Agreement, each of the New Subsidiaries, the Borrower, the other Loan Parties and the Administrative Agent, for the benefit of itself and the other Lender Parties, hereby acknowledges, agrees and confirms as follows:
1.Joinder. Each New Subsidiary hereby agrees that effective on the date hereof it hereby is and shall be deemed to be, and assumes the obligations of, a “Loan Party,” “Subsidiary Guarantor” and “Guarantor” jointly and severally under and as defined in the Credit Agreement, an “Additional Grantor” and a “Grantor” jointly and severally under and as defined in each of the Security Agreement and the Pledge Agreement (collectively, the “Security Documents”), and a “Loan Party” jointly and severally under and as defined in each other Loan Document; and, as such, each New Subsidiary hereby agrees that from the date hereof and until payment in full in cash of all Obligations and the performance of all other obligations of each of the Loan Parties under the Loan Documents, such New Subsidiary shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Credit Agreement, each of the Security Documents and each of the other Loan Documents jointly and severally with the other Loan Parties, Additional Grantors, and Grantors party thereto (including, for the avoidance of doubt, each of the other New Subsidiaries), as if such New Subsidiary was an original party thereto. Without limiting the generality of the foregoing, each New Subsidiary hereby represents and warrants that (i) each of the representations and warranties set forth in Article VI of the Credit Agreement, as modified by Schedule C hereto, applicable to such New Subsidiary as a Loan Party or a Subsidiary of a Loan Party is true and correct on and as of the date hereof, (ii) each of the representations and warranties set forth in Article III of the Security Agreement, as modified by Schedule D-1 hereto, applicable to such New Subsidiary as an Additional Grantor, Grantor or Loan Party is true and correct on and as of the date hereof, (iii) each of the representations and warranties set forth in Article III of the Pledge Agreement, as modified by Schedule D-2 hereto, applicable to such New Subsidiary as an Additional Grantor, Grantor or Loan Party is true and correct on and as of the date hereof and (iv) such New Subsidiary has heretofore received a true and correct copy of the Credit Agreement, each of the Security Documents and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof.
2.Covenants. Each New Subsidiary covenants and agrees that, from the date hereof and until payment in full in cash of all Obligations and the performance of all other obligations of the Loan Parties under the Loan Documents, such New Subsidiary will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Security Documents and the other Loan Documents that are required to be, or that any Loan Party has agreed to cause to be, performed or observed by the Loan Parties or the Subsidiaries of the Loan Parties, including, without limitation, the covenants set forth in Article VII of the Credit Agreement, the Events of Default set forth in Article VIII of the Credit Agreement and the rights of set off contained in Section 4.9 of the Credit Agreement.
3.Security Interest. Each New Subsidiary hereby collaterally assigns, mortgages and pledges to the Administrative Agent for its benefit and for the ratable benefit of the other Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the other Lender Parties, as collateral for the Secured Obligations (as defined in the applicable Security Document), a pledge and assignment of, and a security interest in, all of the right, title and interest in and to such New Subsidiary’s Collateral (as defined in the applicable Security Document), whether now owned or hereafter acquired, subject to all of the terms and provisions of the applicable Security Document.
4.Amendments to Schedules. Each of the New Subsidiaries and the other Loan Parties party hereto acknowledges and agrees that the information on the schedules to the Credit Agreement is hereby amended to provide the information shown on the attached Schedule C. Each of the New Subsidiaries and the other Loan Parties party hereto acknowledges and agrees that the information on the schedules to the Security Agreement are hereby amended to provide the information shown on the attached Schedule D-1 and the information on the schedules to the Pledge Agreement are hereby amended to provide the information shown on the attached Schedule D-2. By its signature hereto, the Administrative Agent hereby accepts in its sole discretion pursuant to Section 11.1(a) of the Credit Agreement such supplements and updates to the schedules of the Credit Agreement, Security Agreement and Pledge Agreement.
5.Pledged Equity Interests. Each of the New Subsidiaries and the other Loan Parties party hereto acknowledges and confirms that the Pledged Equity Interests described in the attached Schedule D-2 are part of the Pledged Equity Interests within the meaning of the Pledge Agreement and are part of the Collateral and secure all of the Secured Obligations as provided in the Pledge Agreement.
6.Joinder Documents. Pursuant to Section 7.1.9(d) of the Credit Agreement, on or before the date hereof, (i) the Administrative Agent shall receive counterparts to this Joinder Agreement duly executed and delivered on behalf of each existing Loan Party, each New Subsidiary and the Administrative Agent and (ii) each New Subsidiary hereby covenants and agrees to execute and/or deliver to the Administrative Agent each of the Joinder Documents listed on Schedule A hereto in form and substance acceptable to the Administrative Agent in its sole discretion.
7.Additional Joinder Documents. Upon the request of the Borrower and the other Loan Parties, the Administrative hereby agrees, pursuant to its sole discretion under Section 7.1.9(d)(ii) of the Credit Agreement, to accept delivery of the Joinder Documents described on Schedule B hereto on or before December 31, 2015 (or such later date as the Administrative Agent may agree to in its sole discretion). Each Loan Party (including each New Subsidiary) hereby jointly and severally covenants and agrees that: the Borrowers and the Loan Parties will perform, and will cause their respective Subsidiaries to perform, the obligations set forth in Schedule B. The Loan Parties hereto hereby acknowledge and agree that the failure to take the actions described in the preceding sentence within the specified time period or to otherwise comply with the covenants described in the preceding sentence at all times shall constitute an Event of Default under the Credit Agreement and, among other things, shall constitute a basis for the Lenders to withhold Loans under the Credit Agreement.
8.Further Assurances. In furtherance of the foregoing, each New Subsidiary and each other Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Joinder Agreement.
9.Representations and Warranties of Loan Parties. In order to induce the Administrative Agent to enter into this Joinder Agreement, each Loan Party (including each New Subsidiary) hereby jointly and severally (a) represents and warrants that as of the date hereof (i) the recitals set forth above are true and correct in all material respects, (ii) each of the representations and warranties of any Loan Party or any Subsidiary of any Loan Party contained in the Credit Agreement (as modified by this Joinder Agreement) and in the other Loan Documents (as modified by this Joinder Agreement) is true and correct in all material respects as if made on such date (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date), and (iii) no Default or Event of Default has occurred and is continuing, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in this Joinder Agreement shall constitute an immediate Event of Default.
10.Additional Representations, Warranties and Covenants Regarding the New Subsidiaries.

a.	Each of the New Subsidiaries and the other Loan Parties party hereto represents and warrants the following:

i.	Pursuant to Section 6.24.1(i) of the Credit Agreement:

(A)
the only business that Southern Holdings GP conducts or will conduct will be (1) owning and holding certain Equity Interests of Southern Timberlands LP and such other Investments as may be permitted by Section 7.2.5 of the Credit Agreement, (2) entering into the Loan Documents, (3) pledging all of the Collateral that it owns as collateral for the Loans and (4) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.

(B)
the only business that Southern Timberlands LP conducts or will conduct will be (1) acquiring, owning and holding Real Property, incidental personal property related thereto and proceeds thereof, and operating and managing the Real Property including the selling and harvesting of Timber by itself and by others pursuant to Timber rights granted by Southern Timberlands LP, (2) owning and holding such Investments as may be permitted by Section 7.2.5 of the Credit Agreement, (3) entering into the Loan Documents and (4) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.

(C)
the only business that South Carolina LLC conducts or will conduct will be (1) acquiring, owning and holding Real Property, incidental personal property related thereto and proceeds thereof, and operating and managing the Real Property including the selling and harvesting of Timber by itself and by others pursuant to Timber rights granted by Southern Carolina LLC,

(2) owning and holding such Investments as may be permitted by Section 7.2.5 of the Credit Agreement, (3) entering into the Loan Documents and (4) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.

ii.
Pursuant to Section 6.24.3 of the Credit Agreement, each New Subsidiary is and will be treated as a disregarded entity or pass-through entity for Federal income tax purposes, with all items of income, gain, loss and expense of each such Person being treated as though earned or incurred by CatchMark Timber (except for the 0.01% interest in the Borrower that is owned by CatchMark Holder).

b.
In accordance with Section 7.2.1 of the Credit Agreement, each of the New Subsidiaries and the other Loan Parties party hereto covenants that none of the New Subsidiaries will engage in any business activity, except those activities described in Section 9(a)(i) of this Joinder Agreement.

11.Reaffirmation. Each of the Borrower, the New Subsidiaries and the other Loan Parties confirms that all of its obligations under the Credit Agreement, the Notes and the other Loan Documents are, and upon each New Subsidiary becoming a “Loan Party”, “Additional Grantor”, “Grantor”, “Subsidiary Guarantor” and “Guarantor” shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon each New Subsidiary becoming a “Loan Party” under any Loan Document, the term “Obligations”, as used in the Credit Agreement and the other Loan Documents, shall include all obligations of the New Subsidiaries under the Credit Agreement, the Notes and under each other Loan Document.
12.Counterparts. This Joinder Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.
13.Interpretation. This Joinder Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement.
14.Successors and Assigns. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
15.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS JOINDER AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH.

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The Borrower specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

BORROWER:

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _/S/ Brian M. Davis__________________
     Name: Brian M. Davis
     Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK SOUTHERN HOLDINGS II GP, LLC specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK SOUTHERN HOLDINGS II GP, LLC

By: TIMBERLANDS II, LLC,
as Sole Member

By: CATCHMARK TIMBER OPERATING                          PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _/S/ Brian M. Davis_______________
          Name: Brian M. Davis
     Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK SOUTHERN TIMBERLANDS II, L.P. specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK SOUTHERN TIMBERLANDS II, L.P.

By: CATCHMARK SOUTHERN HOLDINGS II GP,                  LLC, as General Partner

By: TIMBERLANDS II, LLC,
as Sole Member

By: CATCHMARK TIMBER OPERATING                          PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _/S/ Brian M. Davis_________
              Name: Brian M. Davis
     Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC

By: TIMBERLANDS II, LLC,
as Sole Member

By: CATCHMARK TIMBER OPERATING                          PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _/S/ Brian M. Davis_________
          Name: Brian M. Davis
     Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK TRS HARVESTING OPERATIONS, LLC specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK TRS HARVESTING OPERATIONS, LLC

By: Forest Resource Consultants, Inc.,
as Manager

By: _/S/ David T. Foil_________

         Name: David T. Foil
         Title: President

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK TIMBER TRUST, INC. specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK TIMBER TRUST, INC.

By:    _/S/ Brian M. Davis_________
     Name: Brian M. Davis
Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. TIMBERLANDS II, LLC specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

TIMBERLANDS II, LLC

By: CATCHMARK TIMBER OPERATING                          PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _/S/ Brian M. Davis_________
         Name: Brian M. Davis
     Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK TIMBER TRS, INC. specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK TIMBER TRS, INC.

By:    _/S/ Brian M. Davis_________
Name: Brian M. Davis
Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK HBU, LLC specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK HBU, LLC

By: CATCHMARK TIMBER OPERATING                          PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _/S/ Brian M. Davis_________
         Name: Brian M. Davis
     Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK TEXAS TIMBERLANDS GP, LLC specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK TEXAS TIMBERLANDS GP, LLC

By: TIMBERLANDS II, LLC,
as Member

By: CATCHMARK TIMBER OPERATING                          PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _/S/ Brian M. Davis_________
                     Name: Brian M. Davis
     Title: Senior Vice President and Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. CATCHMARK TEXAS TIMBERLANDS, L.P. specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

CATCHMARK TEXAS TIMBERLANDS, L.P.

By: CATCHMARK TEXAS TIMBERLANDS GP, LLC,              as General Partner

By: TIMBERLANDS II, LLC,
as Member

By: CATCHMARK TIMBER OPERATING                          PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _/S/ Brian M. Davis_________
                     Name: Brian M. Davis
     Title: Senior Vice President and Chief Financial Officer

IN WITNESS WHEREOF, each of the Borrower, the New Subsidiaries, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

COBANK, ACB, as the Administrative Agent

By:     _/S/ Zachary Carpenter________
Name: Zachary Carpenter
Title: Vice President

SCHEDULE A
Joinder Documents

1.
Original certificates evidencing all of the issued and outstanding shares of capital stock and other Equity Interests of such Subsidiary pursuant to the terms of the Pledge Agreement, which certificates shall be accompanied by undated stock and other powers duly executed in blank by each relevant pledger;

2.
A duly executed amendment and joinder to Collateral Assignment of Material Agreement with respect to any Material Agreements to which it is a party, to the extent requested by the Administrative Agent;

3.	A Solvency Certificate duly executed by an Authorized Officer of such Person;

4.
A certificate of the Secretary, Assistant Secretary or Manager of such Person (upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or Manager of such Person canceling or amending such prior certificate), as to:

a.	resolutions of its Board of Directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;

b.	each Organizational Document of such Person; and

c.	the incumbency and signatures of each officer (including each Authorized Officer and Financial Officer) of such Person that is authorized to act with respect to each Loan Document executed by it;

5.
Good standing certificates for each jurisdiction where the Collateral of such Person is located and each other jurisdiction where such Person is organized and authorized (or should be authorized under the Laws) to conduct business (other than the two (2) good standing certificates described on Schedule B hereto);

6.
Evidence that all required consents and approvals shall have been obtained and be in full force and effect with respect to the transactions contemplated by the Joinder Documents from (1) all relevant Governmental Authorities and (2) any other Person whose consent or approval is necessary or the Administrative Agent reasonably deems appropriate to effect such transactions;

7.
Legal opinions, dated on or about the date of such Joinder Agreement, and addressed to the Administrative Agent and all the Lenders, from New York, the jurisdiction of formation for such Person and such other jurisdictions as the Administrative Agent may reasonably request;

8.
Evidence of the insurance coverage required to be maintained pursuant to Section 7.1.4 of the Credit Agreement, which insurance shall be satisfactory to the Administrative Agent and shall be subject to satisfactory endorsements in favor of the Administrative Agent;

All other reasonable requests of the Administrative Agent made with respect to such Person, Joinder Agreement or the transactions related thereto.

SCHEDULE B

Post-Closing Covenants

1.	Certificate of Good Standing, issued with respect to CatchMark TRS Harvesting Operations, LLC by the Secretary of State of the State of North Carolina;

2.	Certificate of Good Standing, issued with respect to CatchMark HBU, LLC by the Secretary of State of the State of Tennessee;

3.	Any Real Property Documents or modifications to Real Property Documents requested by the Administrative Agent in its sole discretion;

4.
Evidence satisfactory to the Administrative Agent of the filing (or delivery for filing) of all necessary U.C.C. financing statements naming such Person as the debtor and the Administrative Agent as the secured party have been properly filed under the U.C.C. of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent in the Collateral subject thereto;

5.	Evidence of completion of all other actions, reasonably requested by the Administrative Agent, in order to perfect its first priority security interest in the Collateral the subject thereof; and
All other reasonable requests of the Administrative Agent made with respect to such Person, Joinder Agreement or the transactions related thereto.

SCHEDULE C

Supplements to Items of Schedule I of the Credit Agreement

Modifications evidenced by Officer’s Loan Certificates previously delivered to Lender and dated January 30, 2015, May 29, 2015, November 12, 2015 and November 20, 2015.

SCHEDULE D-1

Updated Schedules to the Security Agreement

SCHEDULE I to Security Agreement
Item A. Location of Equipment
c/o CatchMark Timber Trust, Inc. 5 Concourse Parkway Northeast Atlanta, Georgia 30328 Attn: President	County Fulton	State Georgia
Item B. Location of Inventory
c/o CatchMark Timber Trust, Inc. 5 Concourse Parkway Northeast Atlanta, Georgia 30328 Attn: President	County Fulton	State Georgia
Item C. Principal Place of Business/Chief Executive Office
c/o CatchMark Timber Trust, Inc. 5 Concourse Parkway Northeast Atlanta, Georgia 30328 Attn: President	County Fulton	State Georgia
Item D. Trade Names
Grantor	Trade Name
Timberlands II, LLC

CatchMark Timber Operating
Partnership, L.P.

CatchMark Timber TRS, Inc.

CatchMark TRS Harvesting
Operations, LLC

CatchMark HBU, LLC

CatchMark Texas Timberlands
GP, LLC

CatchMark Texas Timberlands,
L.P.

CatchMark Southern Holdings II GP, LLC

CatchMark Southern Timberlands II, L.P.

CatchMark South Carolina Timberlands, LLC
	None None None None None None None None None None
Item E. State of Organization and Identification Number
Grantor	State of Organization	Identification Number
Timberlands II, LLC	Delaware	4335699
CatchMark Timber Operating Partnership, L.P.	Delaware	4058366
CatchMark Timber TRS, Inc.	Delaware	4089509

CatchMark TRS Harvesting Operations, LLC	Delaware	4422077
CatchMark HBU, LLC	Delaware	4636985
CatchMark Texas Timberlands GP, LLC	Texas	0801990567
CatchMark Texas Timberlands, L.P.	Texas	0801990579
CatchMark Southern Holdings II GP, LLC	Delaware	5873836
CatchMark Southern Timberlands II, L.P.	Delaware	5873842
CatchMark South Carolina Timberlands, LLC	South Carolina	151112-0242
Item F. Bailments
Grantor	Bailee	Address
Timberlands II, LLC	None	None
CatchMark Timber Operating Partnership, L.P.	None	None
CatchMark Timber TRS, Inc.	None	None
CatchMark TRS Harvesting Operations, LLC	None	None
CatchMark HBU, LLC	None	None
CatchMark Texas Timberlands GP, LLC	None	None
CatchMark Texas Timberlands, L.P.	None	None
CatchMark Southern Holdings II GP, LLC	None	None
CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None
Item G. Commercial Tort Claims
Grantor	Description of Commercial Tort Claim
Timberlands II, LLC	None
CatchMark Timber Operating Partnership, L.P.	None
CatchMark Timber TRS, Inc.	None
CatchMark TRS Harvesting Operations, LLC	None
CatchMark HBU, LLC	None
CatchMark Texas Timberlands GP, LLC	None
CatchMark Texas Timberlands, L.P.	None
CatchMark Southern Holdings II GP, LLC	None
CatchMark Southern Timberlands II, L.P.	None
CatchMark South Carolina Timberlands, LLC	None
Item H. Location of Fixtures
Lumpkin Office P.O. Box 398 Hwy. 27 North Lumpkin, GA 31815	County Stewart	State Georgia
Item I. Deposit Accounts
Grantor	Bank Mailing Address	Account Name and Number
See Item 6.24 of the Disclosure Schedule to the Credit Agreement
Item J. Securities Accounts
Grantor	Bank Mailing Address	Account Name and Number
See Item 6.24 of the Disclosure Schedule to the Credit Agreement
Item K. Commodities and Other Investment Accounts
Grantor	Bank Mailing Address	Account Name and Number
Timberlands II, LLC	None	None
CatchMark Timber Operating Partnership, L.P.	None	None
CatchMark Timber TRS, Inc.	None	None
CatchMark TRS Harvesting Operations, LLC	None	None
CatchMark HBU, LLC	None	None

CatchMark Texas Timberlands GP, LLC	None	None
CatchMark Texas Timberlands, L.P.	None	None
CatchMark Southern Holdings II GP, LLC	None	None
CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None
Item L. Letters of Credit
Grantor	Bank Mailing Address	Account Name and Number
Timberlands II, LLC	None	None
CatchMark Timber Operating Partnership, L.P.	None	None
CatchMark Timber TRS, Inc.	None	None
CatchMark TRS Harvesting Operations, LLC	None	None
CatchMark HBU, LLC	None	None
CatchMark Texas Timberlands GP, LLC	None	None
CatchMark Texas Timberlands, L.P.	None	None
CatchMark Southern Holdings II GP, LLC	None	None
CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None

Schedule II To Security Agreement
Item A. Patents
Issued Patents
Grantor	Country	Issue Date	Inventor(s)	Title
Timberlands II, LLC	None			None
CatchMark Timber Operating Partnership, L.P.	None			None
CatchMark Timber TRS, Inc.	None			None
CatchMark TRS Harvesting Operations, LLC	None			None
CatchMark HBU, LLC	None			None
CatchMark Texas Timberlands GP, LLC	None			None
CatchMark Texas Timberlands, L.P.	None			None
CatchMark Southern Holdings II GP, LLC	None			None
CatchMark Southern Timberlands II, L.P.	None			None
CatchMark South Carolina Timberlands, LLC	None			None
Pending Patent Applications
Grantor	Serial No.	Filing Date	Inventor(s)	Title
Timberlands II, LLC	None			None
CatchMark Timber Operating Partnership, L.P.	None			None
CatchMark Timber TRS, Inc.	None			None
CatchMark TRS Harvesting Operations, LLC	None			None
CatchMark HBU, LLC	None			None
CatchMark Texas Timberlands GP, LLC	None			None
CatchMark Texas Timberlands, L.P.	None			None
CatchMark Southern Holdings II GP, LLC	None			None
CatchMark Southern Timberlands II, L.P.	None			None
CatchMark South Carolina Timberlands, LLC	None			None
Patent Applications in Preparation
Grantor	Serial No.	Expected Filing Date	Inventor(s)	Title
Timberlands II, LLC	None			None
CatchMark Timber Operating Partnership, L.P.	None			None
CatchMark Timber TRS, Inc.	None			None
CatchMark TRS Harvesting Operations, LLC	None			None
CatchMark HBU, LLC	None			None
CatchMark Texas Timberlands GP, LLC	None			None
CatchMark Texas Timberlands, L.P.	None			None
CatchMark Southern Holdings II GP, LLC	None			None

CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None

Item B. Patent Licenses
Licensee	Country or Territory	Effective Date	Expiration Date	Date	Matter
Timberlands II, LLC	None				None
CatchMark Timber Operating Partnership, L.P.	None				None
CatchMark Timber TRS, Inc.	None				None
CatchMark TRS Harvesting Operations, LLC					None
CatchMark HBU, LLC	None				None
CatchMark Texas Timberlands GP, LLC	None				None
CatchMark Texas Timberlands, L.P.	None				None
CatchMark Southern Holdings II GP, LLC	None				None
CatchMark Southern Timberlands II, L.P.					None
CatchMark South Carolina Timberlands, LLC	None				None

SCHEDULE III to Security Agreement
Item A. Trademarks
Registered Trademarks
Grantor	Country	Registration No.	Registration Date
Timberlands II, LLC	None
CatchMark Timber Operating Partnership, L.P.
CatchMark Timber TRS, Inc.	None
CatchMark TRS Harvesting Operations, LLC	None
CatchMark HBU, LLC	None
CatchMark Texas Timberlands GP, LLC	None
CatchMark Texas Timberlands, L.P.
CatchMark Southern Holdings II GP, LLC	None
CatchMark Southern Timberlands II, L.P.	None
CatchMark South Carolina Timberlands, LLC	None

Pending Trademark Applications
Grantor	Country	Docket No.	Expected Filing Date	Products/ Services
Timberlands II, LLC	None
CatchMark Timber Operating Partnership, L.P.	None
CatchMark Timber TRS, Inc.	None
CatchMark TRS Harvesting Operations, LLC
CatchMark HBU, LLC	None
CatchMark Texas Timberlands GP, LLC	None
CatchMark Texas Timberlands, L.P.	None
CatchMark Southern Holdings II GP, LLC	None
CatchMark Southern Timberlands II, L.P.
CatchMark South Carolina Timberlands, LLC	None
Trademark Applications in Preparation
Grantor	Trademark	Docket No.	Expected Filing Date	Products/ Services
Timberlands II, LLC	None
CatchMark Timber Operating Partnership, L.P.	None
CatchMark Timber TRS, Inc.	None
CatchMark TRS Harvesting Operations, LLC	None
CatchMark HBU, LLC	None
CatchMark Texas Timberlands GP, LLC	None
CatchMark Texas Timberlands, L.P.	None
CatchMark Southern Holdings II GP, LLC	None
CatchMark Southern Timberlands II, L.P.	None
CatchMark South Carolina Timberlands, LLC	None

Item B. Trademark Licenses
Licensee	Trademark	Effective Date	Expiration Date	Date	Country or Territory
Timberlands II, LLC	None
CatchMark Timber Operating Partnership, L.P.	None
CatchMark Timber TRS, Inc.	None
CatchMark TRS Harvesting Operations, LLC
CatchMark HBU, LLC	None
CatchMark Texas Timberlands GP, LLC	None
CatchMark Texas Timberlands, L.P.	None
CatchMark Southern Holdings II GP, LLC	None
CatchMark Southern Timberlands II, L.P.
CatchMark South Carolina Timberlands, LLC	None

SCHEDULE IV to Security Agreement
Item A. Copyrights
Registered Copyrights
Grantor	Country	Registration Date	Author(s)	Title
Timberlands II, LLC	None			None
CatchMark Timber Operating Partnership, L.P.				None
CatchMark Timber TRS, Inc.	None			None
CatchMark TRS Harvesting Operations, LLC	None			None
CatchMark HBU, LLC	None			None
CatchMark Texas Timberlands GP, LLC	None			None
CatchMark Texas Timberlands, L.P.				None
CatchMark Southern Holdings II GP, LLC	None			None
CatchMark Southern Timberlands II, L.P.	None			None
CatchMark South Carolina Timberlands, LLC	None			None
Copyrights Pending Registration Applications
Grantor	Series No.	Registration Date	Author(s)	Title
Timberlands II, LLC	None			None
CatchMark Timber Operating Partnership, L.P.	None			None
CatchMark Timber TRS, Inc.	None			None
CatchMark TRS Harvesting Operations, LLC	None			None
CatchMark HBU, LLC	None			None
CatchMark Texas Timberlands GP, LLC	None			None
CatchMark Texas Timberlands, L.P.	None			None
CatchMark Southern Holdings II GP, LLC	None			None
CatchMark Southern Timberlands II, L.P.	None			None
CatchMark South Carolina Timberlands, LLC	None			None
Copyrights Registration Applications in Preparation
Grantor	Docket No.	Expected Filing Date	Author(s)	Title
Timberlands II, LLC	None			None
CatchMark Timber Operating Partnership, L.P.	None			None
CatchMark Timber TRS, Inc.	None			None
CatchMark TRS Harvesting Operations, LLC	None			None
CatchMark HBU, LLC	None			None
CatchMark Texas Timberlands GP, LLC	None			None
CatchMark Texas Timberlands, L.P.	None			None

CatchMark Southern Holdings II GP, LLC	None	None
CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None

Item B. Copyright Licenses
Grantor	Country or Territory	Licensee	Effective Date	Expiration Date	Subject Matter
Timberlands II, LLC	None				None
CatchMark Timber Operating Partnership, L.P.	None				None
CatchMark Timber TRS, Inc.	None				None
CatchMark TRS Harvesting Operations, LLC					None
CatchMark HBU, LLC	None				None
CatchMark Texas Timberlands GP, LLC	None				None
CatchMark Texas Timberlands, L.P.	None				None
CatchMark Southern Holdings II GP, LLC	None				None
CatchMark Southern Timberlands II, L.P.					None
CatchMark South Carolina Timberlands, LLC	None				None

SCHEDULE V to Security Agreement
Item A. Trade Secrets
Grantor	Country or Territory	Licensee	Effective Date	Expiration Date	Subject Matter
Timberlands II, LLC	None				None
CatchMark Timber Operating Partnership, L.P.	None				None
CatchMark Timber TRS, Inc.					None
CatchMark TRS Harvesting Operations, LLC	None				None
CatchMark HBU, LLC	None				None
CatchMark Texas Timberlands GP, LLC	None				None
CatchMark Texas Timberlands, L.P.	None				None
CatchMark Southern Holdings II GP, LLC					None
CatchMark Southern Timberlands II, L.P.	None				None
CatchMark South Carolina Timberlands, LLC	None				None

SCHEDULE VI
to Security Agreement

Assigned Agreements

1.	Fiber Supply Agreement

2.	Master Stumpage Agreement

3.	Pulpwood Supply Agreement (Waycross Property) with Georgia Biomass, LLC

4.	Purchase and Sale Agreement between ForesTree VI LP, ForesTree VI Texas LP, and CatchMark Trust dated as of March 13, 2014, as assigned and amended through May 30, 2014

5.	Purchase and Sale Agreement between SPP Land, LLC and Timberlands II, LLC, as assignee of CatchMark Timber Trust, Inc., a Maryland corporation, dated as of May 2, 2014

6.
Purchase and Sale Agreement, dated July 7, 2014, between McB Timberland Fund 1, LLC, McB TL II, LLC, McB Carter, LLC, McB TL III, LLC, McB Timberland IV, LLC, McB Coastal, LLC and WCK Timber, LLC and Timberlands II, LLC, CatchMark HBU, LLC and CatchMark TRS Subsidiary, LLC, as assignees of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through October 1, 2014 and attached to the Officer’s Certificate of the Loan Parties delivered to the Administrative Agent on October 1, 2014

7.
Purchase and Sale Agreement, dated July 7, 2014, between Wildwood Timberlands LLC and Timberlands II, LLC and CatchMark HBU, LLC, as assignees of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through October 1, 2014 and attached to the Officer’s Certificate of the Loan Parties delivered to the Administrative Agent on October 1, 2014

8.
Purchase and Sale Agreement, September 26, 2014, by and between Forestree GM LLC, a Delaware limited liability company and Timberlands II, LLC, CatchMark HBU, LLC and CatchMark TRS Subsidiary, LLC, as assignees of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through October 30, 2014 and delivered to the Administrative Agent on or before October 30, 2014.

9.
Purchase and Sale Agreement, December 17, 2014, by and between SPP Land, LLC, a Georgia limited liability company, and CatchMark HBU, LLC and Timberlands II, LLC, as assignees of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through January 30, 2015 and attached to the Officer’s Certificate of the Loan Parties delivered to the Administrative Agent on January 30, 2015.

10.
Purchase and Sale Agreement, dated as of November 20, 2014, by and between (i) Gary Preston, Cathy Green and Harriet Anderson, co-executors of the Margaret Gary Timm Estate, and (ii) CatchMark HBU, LLC, as assignee of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through January 30, 2015 and attached to the Officer’s Certificate of the Loan Parties delivered to the Administrative Agent on January 30, 2015.

11.
Purchase and Sale Agreement, dated as of December 8, 2014, by and between (i) Allen Kennedy, as sole Trustee of the Trust for Allen V. Kennedy II, a trust created by Order of the Superior Court of Clinch County, Georgia in Civil Action No. 04V194, styled “In Re: A.V. Kennedy Trust Agreement dated December 30, 1958” and (ii) Timberlands II, LLC, as assignee of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through January 30, 2015 and attached to the Officer’s Certificate of the Loan Parties delivered to the Administrative Agent on January 30, 2015.

12.
Purchase and Sale Agreement, dated as of April 27, 2015, by and between Heartwood Forest Fund III Limited Partnership and CatchMark Texas Timberlands, L.P., a Texas limited partnership, as assignee of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through May 29, 2015 and delivered to the Administrative Agent on or before May 29, 2015.

13.
Purchase and Sale Agreement, dated as of July 31, 2015, by and between Miltex Properties, Inc., a Florida corporation, and CatchMark HBU, LLC, CatchMark TRS Subsidiary, LLC and CatchMark Texas Timberlands, L.P., a Texas limited partnership, as assignees of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through November 4, 2015 and delivered to the Administrative Agent on or before November 8, 2015.

14.
Purchase and Sale Agreement, dated as of September 14, 2015, by and between Bowater Timber 4, LLC, a Delaware limited liability company, and CatchMark HBU, LLC, CatchMark TRS Subsidiary, LLC, CatchMark Southern Carolina Timberlands, LLC and CatchMark Southern Timberlands II, L.P., as assignees of CatchMark Timber Trust, Inc., a Maryland corporation, as amended through the date hereof and delivered to the Administrative Agent on or before the date hereof.

15.
Purchase and Sale Agreement, dated as of November 10, 2015, by and between Valley Creek Land & Timber, LLC, a Mississippi limited liability company, and CatchMark Timber Trust, Inc., a Maryland corporation, as amended through November 10, 2015 and delivered to the Administrative Agent on or before November 10, 2015.

16.	Timberland Operating Agreement and Service Agreements with Forest Resource Consultants, Inc. as follows:
Coastal Region (f/n/a Waycross):

•	Timberland Operating Agreement dated April 11, 2014.

•	First Amendment to Timberland Operating Agreement dated May 30, 2014.

•	Second Amendment to Timberland Operating Agreement dated October 1, 2014.

•	Third Amendment to Timberland Operating Agreement dated December 19, 2014 effective October 1, 2014.

•	Fourth Amendment to Timberland Operating Agreement dated July 15, 2015 effective July 1, 2015.

•	Letter Agreement dated November 20, 2015 from Forest Resource Consultants.
South Central Region (f/n/a MARHT):

•	Amended and Restated Timberland Operating Agreement dated June 17, 2014.

•	First Amendment to Amended and Restated Timberland Operating Agreement dated October 1, 2014.

•	Second Amendment to Amended and Restated Timberland Operating Agreement dated December 19, 2014 effective October 1, 2014

•	Third Amendment to Timberland Operating Agreement dated July 15, 2015 effective July 1, 2015.
Southwest- Louisiana Region (f/n/a Beauregard):

•	Timberland Operating Agreement dated October 30, 2014.

•	First Amendment to Timberland Operating Agreement dated December 19, 2014 effective October 30, 2014.

•	Second Amendment to Timberland Operating Agreement dated July 15, 2015 effective July 1, 2015.

•	Services Agreement dated October 30, 2014.

•	Confirmation and Acknowledgment dated December 19, 2014 effective October 30, 2014.
Southwest- Texas Region (f/n/a Panola):

•	Amended and Restated Timberland Operating Agreement dated December 19, 2014 effective April 11, 2014.

•	Assignment, Assumption and Consent Agreement (Operating Agreement) dated May 30, 2014.

•	First Amendment to Amended and Restated Timberland Operating Agreement dated July 15, 2015 effective July 1, 2015.

•	Services Agreement dated April 11, 2014.

•	Assignment, Assumption and Consent Agreement (Services Agreement) dated May 30, 2014.

•	Confirmation and Acknowledgment dated December 19, 2014 effective April 11, 2014.

SCHEDULE D-2
Updated Schedules to the Pledge Agreement

SCHEDULE I to Pledge Agreement
Item A. Pledged Shares
Grantor	Securities Issuer	Outstanding Shares	% of Shares Pledged	Certificate No.
CatchMark Timber Operating Partnership, L.P.	CatchMark Timber TRS, Inc.	100	100%	3

Item B. Pledged Membership Interests
Grantor	Securities Issuer	No. of Membership Interests	Membership Interests % of Interests Pledged	Certificate No.
CatchMark Timber Operating Partnership, L.P.	Timberlands II, LLC	1,000	100%	4
CatchMark Timber TRS, Inc.	CatchMark TRS Harvesting Operations, LLC	1,000	100%	2
CatchMark Timber TRS, Inc.	CatchMark HBU, LLC	1,000	100%	4
Timberlands II, LLC			100%	1
Timberlands II, LLC	Delaware	N/A	100%	1
Timberlands II, LLC	Delaware	N/A	100%	1
Item C. Pledged Partnership Interests
Grantor	State of Organization of Securities Issuer	Type of Pledged Partnership Interests	Partnership % of Pledged Partnership Interests	Certificate No.
CatchMark Texas Timberlands, GP, LLC	Texas	General	1%	1
Timberlands II, LLC	Texas	Limited	99%	2
CatchMark Southern Holdings II GP, LLC	Delaware	GP	1%	1
Timberlands II, LLC	Delaware	LP	99%	2